SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 27, 1998


                             UNION BANKSHARES, LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-21078                   84-0986148
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(State or other jurisdiction        (Commission               (IRS Employee
     of incorporation)              File Number)             Identification No.)


          1825 Lawrence Street
                Suite 444
             Denver, Colorado                                    80202
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   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (303) 298-5352
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ITEM 5.  OTHER EVENTS.

        On August 27, 1998, Union Bankshares, Ltd., and its wholly-owned subsidiary, Union Bank and Trust Company ("Union"), announced that Union had entered into a definitive agreement to acquire Lakewood State Bank in a cash merger transaction.

        A Press Release with respect to this transaction is included as Exhibit
99.1 hereto and is incorporated herein in its entirety by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        2.1 Agreement and Plan of Merger, dated August 27, 1998, among Union Bank and Trust Company, LSB Acquisition Corp. and Lakewood State Bank.

        99.1   Press release dated August 27, 1998


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNION BANKSHARES, LTD.
                                  (Registrant)


Date:  August 31, 1998            By:   /S/ BRUCE E. HALL
                                     -------------------------------------------
                                  Name: Bruce E. Hall
                                  Title: Vice President, Secretary and Treasurer


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

                                  EXHIBIT INDEX

Exhibit
   No.         Description
-------        -----------

    2.1 Agreement and Plan of Merger, dated August 27, 1998, among Union Bank and Trust, LSB Acquisition Corp. and Lakewood State Bank.

   99.1        Press release dated May 27, 1998


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